UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2011

THE AES CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-12291	54-1163725
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100 Arlington, Virginia		22203
(Address of principal executive offices)		(Zip code)

(703) 522-1315

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

The Company reported discontinued operations in its Form 10-Q for the quarter ended March 31, 2011, as a result of the previously disclosed decisions to dispose of Eastern Energy, Borsod and Tiszapalkonya within the next twelve months. As required by ASC 205-20, Presentation of Financial Statements—Discontinued Operations (“ASC 205-20”), presentation of the results of operations of these businesses through the date of sale is reported in this Form 8-K as “Income (loss) from operations of discontinued businesses” in the Consolidated Statements of Operations and “Assets of discontinued and held for sale businesses” and “Liabilities of discontinued and held for sale businesses” on the Consolidated Balance Sheets. This Form 8-K is being filed to recast previously-filed financial statements to reflect the effect of these presentation changes on the Company’s consolidated financial statements. The recast presented in this Form 8-K is limited to these items, as further described in Item 8.01 below.

Item 8.01 Other Events

On February 25, 2011, The AES Corporation (“the Company”) filed its Annual Report on Form 10-K for the year ended December 31, 2010 (“2010 Form 10-K”). On May 9, 2011, the Company filed its Quarterly Report on Form 10-Q (the “Form 10-Q”) for the quarter ended March 31, 2011 which reflected Eastern Energy, Borsod and Tiszapalkonya as discontinued operations. In order to reflect this classification, the Company has attached hereto as Exhibit 99.1 revised presentations of the following sections of its 2010 Form 10-K:

•	Item 1. Business—Overview

•	Item 1. Business—Our Organization and Segments

•	Item 6. Selected Financial Data

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8. Financial Statements and Supplementary Data (including a revised Report of Independent Registered Public Accounting Firm)

•	Item 15. Exhibits and Financial Statement Schedules Exhibit 12 – Calculation of Earnings to Fixed Charges

All other information in the 2010 Form 10-K remains unchanged. Also filed as Exhibit 23.1 to this Current Report on Form 8-K is the Consent of Independent Registered Public Accounting Firm.

This Current Report on Form 8-K does not reflect events or developments that occurred after February 25, 2011, and does not modify or update the disclosures in any way other than as required to reflect the effect of the change presentation for discontinued operations as described above and set forth in the exhibits hereto. Without limiting the foregoing, this filing does not purport to update the information contained in the 2010 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. The Company’s Schedule I – Condensed Financial Information of Registrant and Schedule II – Valuation and Qualifying Accounts, as filed in the 2010 Form 10-K, have not been included herein, as such amounts have not been revised. More current information is contained in the Company’s Form 10-Q for the period ended March 31, 2011 and other filings with the SEC. The information in this Current Report on Form 8-K should be read in conjunction with the 2010 Form 10-K, the Form 10-Q for the period ended March 31, 2011 and other documents filed by the Company with the SEC subsequent to February 25, 2011. Revisions to the 2010 Form 10-K included in this Current Report on Form 8-K as noted above supersede the corresponding portions of the Company’s 2010 Form 10-K.

Attached as Exhibit 101 to this report are the following financial statements from Exhibit 99.1 to this Current Report on Form 8-K formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets at December 31, 2010 and 2009, (ii) the Consolidated Statements of Operations for the years ended December 31, 2010, 2009 and 2008, (iii) the Consolidated Statements of Cash Flows for the years ended

December 31, 2010, 2009 and 2008, (iv) the Consolidated Statements of Changes in Equity for the years ended December 31, 2010, 2009 and 2008 and (v) the Notes to the Consolidated Financial Statements. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial and other information contained in the XBRL formatted documents is unaudited and that these are not the official publicly filed financial statements of The AES Corporation.

In accordance with Rule 402 of Regulation S-T, the information included in Exhibit 101 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

The following exhibits are included in this Report:

Ex. 23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.

Ex. 99.1	Item 1. Business—Overview, Item 1. Business—Our Organization and Segments, Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Item 8. Financial Statements and Supplementary Data of the Company’s Form 10-K and Item 15. Exhibits and Financial Statement Schedules Exhibit 12—Calculation of Earnings to Fixed Charges, as revised, for the year ended December 31, 2010.

Ex. 101	The following materials from this Current Report on Form 8-K formatted in Extensible Business Reporting Language (“XBRL”): (i) the Consolidated Balance Sheets at December 31, 2010 and 2009, (ii) the Consolidated Statements of Operations for the years ended December 31, 2010, 2009 and 2008, (iii) the Consolidated Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008, (iv) the Consolidated Statements of Changes in Equity for the years ended December 31, 2010, 2009 and 2008 and (v) the Notes to the Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2011

THE AES CORPORATION

By:	/S/ MARY E. WOOD
Name:	Mary E. Wood
Title:	Vice President & Controller